Exhibit 99.2

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements

Dollars in thousands except per share amounts

The Unaudited Pro Forma Condensed Combined Financial Statements (the “Pro Forma Statements”) presented below are derived from the historical consolidated financial statements of Digital Power Corporation (“DPW”) and Microphase Corporation (“MPC”). The Pro Forma Statements are prepared as a business combination reflecting DPW's acquisition of a 57.7% controlling interest in MPC (the “Acquisition”) and as if the Acquisition had been completed on January 1, 2016 for statement of income purposes and on March 31, 2017 for balance sheet purposes. The Pro Forma Statements do not give effect to the realization of any expected cost savings or other synergies from the Acquisition as a result of restructuring activities and other cost savings initiatives.

The pro forma amounts have been developed from (a) the audited consolidated financial statements of DPW contained in its Annual Report on Form 10-K for the year ended December 31, 2016 and the unaudited consolidated financial statements of DPW contained in its Quarterly Report on Form 10-Q for the three months ended March 31, 2017, and (b) the audited consolidated financial statements of MPC contained in its Annual Report on Form 10-K for the year ended June 30, 2016 and the unaudited consolidated financial statements of MPC contained in its Quarterly Reports on Form 10-Q for the (i) nine months ended March 31, 2017, (ii) six months ended December 31, 2016 and (iii) three months ended September 30, 2016. Historical results of MPC have been adjusted to reclassify certain amounts to conform to DPW’s presentation.

The Pro Forma Statements have been prepared to reflect adjustments to our historical consolidated financial information that are (i) directly attributable to the acquisition, (ii) factually supportable and (iii) with respect to the Unaudited Pro Forma Condensed Combined Statement of Income, expected to have a continuing impact on our results.

Under accounting for business combinations, the assets and liabilities of MPC were recorded at their respective fair values as of the date of the acquisition, June 2, 2017. DPW has not obtained third-party valuations of MPC’s assets and liabilities. The values of MPC’s assets and liabilities are based on preliminary valuations, as allowed by U.S. generally accepted accounting principles, and are subject to adjustment as additional information is obtained. We cannot provide any assurance that such adjustments will not result in a material change.

The Pro Forma Statements are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or the consolidated financial position of DPW would have been had the MPC acquisition occurred on the dates assumed, nor are they necessarily indicative of future consolidated results of operations or consolidated financial position.

The Pro Forma Statements should be read in conjunction with the separate historical consolidated financial statements and accompanying notes of DPW and MPC.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE YEAR ENDED DECEMBER 31, 2016

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments		Combined

Revenues	$7,596	$6,588	$-		$14,184
Cost of revenues	4,890	4,360	-		9,250

Gross profit	2,706	2,228	-		4,934

Operating expenses
Engineering and product development	709	911	-		1,620
Selling and marketing	916	-	-		916
Selling, General and Administrative Expenses	-	3,439	-		3,439
General and administrative	2,300	-	-		2,300

Total operating expenses	3,925	4,350	-		8,275

Operating loss	(1,219)	(2,122)	-		(3,341)

Other (expense) income
Loss on settlement of liabilities	-	(107)	-		(107)
Interest (expense) income, net	77	(443)	-		(366)
Other expense, net	-	(448)	450	(b1)	2

Total other (expense) income	77	(998)	450		(471)

Loss before income taxes	(1,142)	(3,120)	450		(3,812)
Income tax (benefit) expense	(20)	12	-		(8)

Net loss	(1,122)	(3,132)	450		(3,804)

Less: Net loss attributable to non-controlling interest	-	-	1,116	(b2)	1,169

Net loss attributable to Registrant	$(1,122)	$(3,132)	$1,619		$(2,635)

Basic and diluted net loss per share attributable to Registrant	$(0.16)	$(1.52)			$(0.30)

Weighted average number of shares used in per share calculations (in thousands)	6,917	2,059			8,759	(c)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS

FOR THE YEAR ENDED DECEMBER 31, 2016

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments	Combined

Comprehensive income (loss)
Net loss attributable to Registrant	$(1,122)	$(3,132)	$1,619	$(2,635)
Net unrealized gain on marketable securities	-	364	-	364
Change in foreign currency translation adjustment	(362)	-	-	(362)

Total comprehensive loss	$(1,484)	$(2,768)	$1,619	$(2,633)

 The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statements.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2017

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments		Combined

Revenues	$1,628	$1,066	$-		$2,694
Cost of revenues	920	801	-		1,721

Gross profit	708	265	-		973

Operating expenses
Engineering and product development	227	173	-		400
Selling and marketing	295	-	-		295
Selling, general and administrative	-	1,129	(430)	(b3)	699
General and administrative	973	-	-		973

Total operating expenses	1,495	1,302	(430)		2,367

Operating loss	(787)	(1,037)	430		(1,394)

Other (expense) income
Interest (expense) income, net	(207)	(123)	-		(330)
Other expense, net	-	3	-		3

Total other (expense) income	(207)	(120)	-		(327)

Net loss	(994)	(1,157)	430		(1,721)

Less: Net loss attributable to non-controlling interest	-	-	317	(b2)	317

Net loss attributable to Registrant	$(994)	$(1,157)	$747		$(1,404)

Basic and diluted net loss per share attributable to Registrant	$(0.12)	$(0.48)			$(0.14)

Weighted average number of shares used in per share calculations (in thousands)	8,383	2,428			10,225	(c)

 The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statement.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF COMPREHENSIVE LOSS

FOR THE THREE MONTHS ENDED MARCH 31, 2017

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments	Combined

Comprehensive income (loss)
Net loss attributable to Registrant	$(994)	$(1,157)	$747	$(1,404)
Net unrealized gain on marketable securities	-	130	-	130
Change in foreign currency translation adjustment	21	-	-	21

Total comprehensive loss	$(973)	$(1,027)	$747	$(1,253)

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statement.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET

AS OF MARCH 31, 2017

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments		Combined
ASSETS:

CURRENT ASSETS
Cash and cash equivalents	$1,138	$18	$-		$1,156
Accounts receivable, net	1,030	340	-		1,370
Due from related parties	-	33	-		33
Inventories, net	937	703	-		1,640
Prepaid expenses and other current assets	272	161	-		433
Total current assets	3,377	1,255	-		4,632

Property and equipment, net	543	105	-		648

OTHER ASSETS
Restricted cash	-	100	-		100
Investment - related parties, net of original issue discount of $68	1,653	-	-		1,653
Other investments	20	-	-		20
Marketable securities	-	676	(221)	(a4)	455
Deposits on purchase	-	1,000	(1,000)	(a3)	-
Deposits and loans	112	43	-		155
Goodwill	-	-	5,410	(a)	5,410
Intangible assets	-	97	-		97
Total other assets	1,785	1,916	4,189		7,890

Total Assets	$5,705	$3,276	$4,189		$13,170

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statement.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

DIGITAL POWER CORPORATION AND SUBSIDIARIES

UNAUDITED PROFORMA CONDENSED COMBINED BALANCE SHEET - CONTINUED

AS OF MARCH 31, 2017

	Historical		Pro Forma
	DPW	MICROPHASE	Adjustments		Combined
LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES
Accounts payable	$896	$792	$-		$1,688
Accounts payable - related parties	28	-	-		28
Accrued liabilities	-	1,254	(450)	(a5)	804
Note payables - related parties	250	393	-		643
Note payables	220	-	450	(a5)	670
Advances from customers and deferred revenue	-	73	-		73
Credit facility – revolving loan	-	903	-		903
Equity Lines of Credit	-	38	-		38
Other termed debts	-	14	-		14
Other current liabilities	448	726	-		1,174
Total current liabilities	1,842	4,193	-		6,035

Long term convertible notes	78	-	-		78
Other termed debts, net of current portion	-	318	-		318
Notes payable – related parties, net of current portion	-	180	-		180
Equity lines of credit, net of current portion	-	273	-		273
Deferred lease obligation	-	105	-		105
Total liabilities	1,920	5,069	-		6,989

COMMITMENTS AND CONTINGENT LIABILITIES

SHAREHOLDERS' EQUITY
Preferred shares issued	-	1,538	(1,538)	(a2)	-
Common shares issued	-	-	-		-
Additional paid-in capital	17,736	13,450	(13,450)	(a2)	19,187
			1,451	(a1)
Accumulated deficit	(13,152)	(17,257)	17,257	(a2)	(13,152)
Accumulated other comprehensive loss	(799)	476	(476)	(a2)	(799)
Non-controlling interest	-	-	945	(a1)	945
Total shareholders' equity	3,785	(1,793)	4,189		6,131

Total Liabilities and Shareholders' Equity	$5,705	$3,276	$4,189		$13,170

The accompanying notes are an integral part of the Unaudited Pro Forma Condensed Combined Financial Statement.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements

Dollars in thousands except per share amounts

Note 1. Basis of Presentation

The accompanying Unaudited Pro Forma Condensed Combined Financial Statements (the “Pro Forma Statements”) present the pro forma combined consolidated financial position and results of operations of the combined company based upon the historical consolidated financial statements of Digital Power Corporation (“DPW”) and Microphase Corporation, a Delaware corporation (“MPC”), after giving effect to DPW's acquisition of a 57.7% controlling interest in MPC (the “Acquisition”) and adjustments described in these footnotes, and are intended to reflect the impact of the Acquisition on DPW.

On April 28, 2017, DPW entered into a Share Exchange Agreement (the “Agreement”) with MPC; Microphase Holding Company LLC, a limited liability company organized under the laws of Connecticut (“MHC”) and certain stockholders.  Closing of the transaction occurred on June 2, 2017. Upon the terms and subject to the conditions set forth in the Agreement, the Company acquired 1,603,434 shares of the issued and outstanding common stock of MPC from the stockholders in exchange for the issuance by DPW of: (i) an aggregate of 2,600,000 shares of common stock, no par value, of DPW, comprised of 1,842,448 shares of DPW common stock and 378,776 shares of DPW Series D preferred stock, which shares of DPW Series D preferred stock are, subject to shareholder approval, convertible into an aggregate of 757,552 shares of DPW common stock and (ii) warrants to purchase an aggregate of 1,000,000 shares of DPW common stock.

The assets and liabilities of MPC have been reflected on the opening balance sheet. Long-lived assets such as property, plant and equipment reflect a value that a market participant would spend to replace the assets, which takes into account changes in technology, usage, and relative obsolescence of the assets. This approach often results in differences, sometimes material, from recorded book values even if, absent the acquisition, the assets would be neither increased in value nor impaired. In addition, assets and liabilities that would not usually be recorded in ordinary operations will be recorded at their acquisition values (e.g., customer relationships that were developed by the acquired company). Debt instruments and investments are valued in relation to current market conditions and other assets and liabilities are valued based on the acquiring company's estimates. After all identifiable assets and liabilities are valued, the remainder of the purchase price is recorded as goodwill. These values are subject to adjustment for up to one year after the close of the transaction as additional information is obtained.

The accompanying Pro Forma Statements are presented for illustrative purposes only and do not give effect to any cost savings, revenue synergies or restructuring costs which may result from the integration of DPW's and MPC's operations. The accompanying Pro Forma Statements have been adjusted to reflect adjustments to our historical consolidated financial information that are (i) directly attributable to the acquisition, (ii) factually supportable and (iii) to reclassify certain MPC items to conform to DPW’s presentation. The Unaudited Pro Forma Combined Statements of Income reflect the MPC Acquisition as if it had been completed on January 1, 2016. The Unaudited Pro Forma Condensed Combined Balance Sheet reflects the merger as if it was completed on March 31, 2017.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

Note 2. Pro Forma Adjustments

(a) This entry reflects the preliminary allocation of the purchase price to identifiable net assets acquired and the excess purchase price to Goodwill as follows:

	Additional	Non-Controlling
	Paid-In Capital	Interest	Total

Aggregate value of DPW shares and warrants issued to MPC shareholders	$1,451		$1,451	(a1)
Aggregate value of non-controlling interest of MPC shareholders		$945	945
			$2,396	(a1)

Book value of net assets acquired
MPC's equity			$(1,793)	(a2)
Elimination of deposits on purchase			(1,000)	(a3)
Preliminary fair value adjustment of MPC:
Marketable securities			(221)	(a4)
Accrued liabilities			450	(a5)
Note payables			(450)	(a5)
Preliminary estimate of fair value of identifiable net assets (liabilities) acquired			(3,014)
Goodwill			$5,410	(a)

(a1)

 The purchase price allocation included within these Pro Forma Statements is based upon an estimated fair value of MPC of $2,346, of which $1,451 is allocated to the purchase price of a 56.4% interest in MPC and $945 is allocated to the 43.6% non-controlling interest, calculated as follows:

MPC shares acquired on June 2, 2017	1,603,434
Exchange ratio	1.62152
DPW shares issued [1]	2,600,000

Price per share [2]	$0.47
Aggregate value of DPW shares issued	$1,222
Aggregate value of DPW warrants issued	$229
Aggregate value of DPW shares and warrants issued	$1,451

MPC shares outstanding at June 2, 2017	2,842,821
Exchange ratio	1.62152
Price per share	$0.47
Aggregate value of MPC outstanding shares	$2,167
Aggregate value of DPW shares issued	$(1,222)
Aggregate value of non-controlling interest of MPC shareholders	$945
Balance to additional paid-in capital	$1,222

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

1  DPW shares issued includes: (i) 1,842,448 shares of DPW common stock and (ii) 757,552 shares of DPW common stock issuable upon conversion of 378,776 shares of DPW preferred stock.

2  Price per share is based on the closing price of DPW common stock on the day of acquisition, June 2, 2017.

(a2)  The Pro Forma Balance Sheet has been adjusted to eliminate the historical shareholders' equity accounts of MPC.

(a3)  The Pro Forma Balance Sheet has been adjusted to reflect the elimination of MPC's historical deposits on purchase for the future acquisition of Dynamac’s Test & Measurement business.

(a4)  The Pro Forma Balance Sheet has been adjusted to report MPC's investment in marketable securities at fair value.

(a5)  The Pro Forma Balance Sheet has been adjusted to record the promissory note issued by MPC in the principal face amount of $450,000 in settlement of accrued professional fees.

(b)   The Pro Forma Statements of Income include the results of MPCs operations and have been adjusted to reflect notes b1 through b3.

(b1)  The Pro Forma Statements of Income have been adjusted to eliminate expenses directly attributed to the Test & Measurement business. On January 21, 2016, Microphase Instruments LLC, a subsidiary of MPC, entered into a Purchase Agreement with Dynamac, Inc. ("Dynamac"), pursuant to which MPC agreed to acquire certain assets in a line of proprietary RF and microwave test and measurement products, as well as related intellectual property. On November 2, 2016, MPC entered into a First Amendment to Purchase Agreement with Dynamac and MPC issued 1,000 shares of common stock, valued at $450, to Dynamac. DPW has recorded a corresponding adjustment to the fair value of MPC's deposits on purchase (see note a3).

(b2)   The Pro Forma Statements of Income have been adjusted to report MPC's 42.3% non-controlling interest (see note a1).

(b3)  The Pro Forma Statements of Income have been adjusted to eliminate $430 of deferred offering costs that MPC had incurred during the three months ended March 31, 2017 for a contemplated initial public offering.

(c)     The Pro forma combined basic and diluted earnings per common share are based on the historical DPW weighted average shares outstanding, adjusted to assume the common shares issued by DPW (see note a1) pursuant to the terms of the Share Exchange Agreement with MPC were outstanding for the entire period presented. The calculation of basic and diluted earnings per share excludes the potential common stock issuable upon conversion of the preferred stock as the effect of the potential conversion is anti-dilutive due to DPW’s net loss position for all periods presented. Pro forma combined earnings per common share are calculated using net income attributable to DPW for the year ended December 31, 2016 and for the three months ended March 31, 2017.

DIGITAL POWER CORPORATION AND SUBSIDIARIES

Notes to Unaudited Pro Forma Condensed Combined Financial Statements - Continued

Dollars in thousands except per share amounts

Pro forma combined basic and diluted earnings per common share are calculated as follows (shares in thousands):

For the Year Ended December 31, 2016
DPW weighted average shares outstanding at December 31, 2016	6,917
DPW common shares issued for acquisition of controlling interest in MPC	1,842	(a1)
Pro Forma Combined weighted average shares outstanding at December 31, 2016	8,759

For the Three Months Ended March 31, 2017
DPW weighted average shares outstanding at March 31, 2017	8,383
DPW common shares issued for acquisition of controlling interest in MPC	1,842	(a1)
Pro Forma Combined weighted average shares outstanding at March 31, 2017	10,225

Note 3. Federal Income Tax Consequences of the Acquisition

The Pro Forma Statements assume that the Acquisition, which was structured as a share exchange between DPW, MPC and certain shareholders of MPC, qualifies as a tax-free reorganization for federal income tax purposes.